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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) June 22, 2001
                                                       ----------------------

                        MMCA Auto Owner Trust 2001-2
                     (Issuer with respect to the Notes)
                        MMCA Auto Receivables Trust
                (Originator of MMCA Auto Owner Trust 2001-2)
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           (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
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               (State or Other Jurisdiction of Incorporation)
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       333-58904                                        33-0869011
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 (Commission File Number)                  (I.R.S. Employer Identification No.)
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6363 Katella Avenue, Cypress, California             90630-5205
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(Address of Principal Executive Offices)             (Zip Code)


                               (714) 236-1614
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            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in
Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

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Exhibit                                  Document Description
   No.
-------            -----------------------------------------------------------
   1.1             Underwriting Agreement

   4.1             Amended and Restated Trust Agreement of the Issuer

   4.2             Sale and Servicing Agreement

   4.3             Indenture

   4.4             Administration Agreement

  10.1             Purchase Agreement

  10.2             Yield Supplement Agreement

  10.3 ISDA Master Agreement between Morgan Stanley Capital Services Inc. and MMCA Auto Owner Trust 2001-2




                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MMCA Auto Receivables Trust,
                                           as originator of MMCA Auto Owner
                                           Trust 2001-2

Dated:  June 22, 2001

                                      By: /s/ Hideyuki Kitamura
                                          ----------------------------------
                                          Name: Hideyuki Kitamura
                                          Title:  Secretary and Treasurer




                             INDEX TO EXHIBITS



Exhibit No.     Document Description                                Sequential
-----------     --------------------                                  Page No.
                                                                    ----------
    1.1         Underwriting Agreement

    4.1         Amended and Restated Trust Agreement of the Issuer

    4.2         Sale and Servicing Agreement

    4.3         Indenture

    4.4         Administration Agreement

   10.1         Purchase Agreement

   10.2         Yield Supplement Agreement

   10.3 ISDA Master Agreement between Morgan Stanley Capital Services Inc. and MMCA Auto Owner Trust 2001-2